April 2, 2013 Fannie Mae 2012 Credit Supplement Exhibit 99.2

1  This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2012, the “2012 Form 10-K.” Some of the terms used in these materials are defined and discussed more fully in the 2012 Form 10-K. These materials should be reviewed together with the 2012 Form 10-K, which is available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  This presentation includes forward-looking statements relating to future home price changes. Future home price changes may be very different from our expectations as a result of significant inherent uncertainty in the current market environment, including uncertainty about the effect of actions the federal government has taken and may take with respect to tax policies, spending cuts, mortgage finance programs and policies, and housing finance reform; the management of the Federal Reserve’s MBS holdings; the impact of those actions on and changes generally in unemployment and the general economic and interest rate environment; and the impact on the U.S. economy of the economic uncertainty in Europe. The impact of future home price changes on our business, results or financial condition will depend on many other factors.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.

2 Table of Contents Home Prices Home Price Growth/Decline Rates in the U.S. 3 Home Price Change Peak-to-Current as of 2012 Q4 4 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 5 Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus Initiative™ 6 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features 7 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business of Alt-A by Origination Year 10 Credit Characteristics of Single-Family Conventional Guaranty Book of Business under the Refi Plus Initiative 11 Serious Delinquency Rates of Single-Family Conventional Guaranty Book of Business by State and Region 12 Workouts of Fannie Mae Single-Family Loans Single-Family Completed Workouts by Type 13 Single-Family Loan Modifications by Monthly Payment Change and Type 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 16 Single-Family Real Estate Owned (REO) in Selected States 17 Single-Family Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily 2012 Credit Losses by State 22

3 Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index Growth rates are from period-end to period-end. After declining by an estimated 23.8% from their peak in the third quarter of 2006 to the first quarter of 2012, based on our home price index, we estimate that home prices on a national basis increased by 4.7% in 2012 overall, and by 0.5% in the fourth quarter of 2012. Although home price growth may not continue at 2012 rates, we expect that, if current market trends continue, home prices will increase on a national basis overall in 2013. *Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2013. Including subsequent data may lead to materially different results. 9.8% 7.7% 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.3% S&P/Case-Shiller Index 7.0% 6.3% 7.5% 7.6% 10.6% 11.3% 2.8% -3.4% -9.1% -4.8% -4.4% -3.7% 4.7% -15% -10% -5% 0% 5% 10% 15% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012*

FannieMae

Home Price Change Peak-to-Current as of 2012 Q4*



United States -20.0%
Mountain
-27.0%
8.5%
West North Central
-8.7%
5.0%
New England
-18.7%
5.8%
East North Central
-18.7%
11.9%
Pacific
-36.7%
25.2%
Middle Atlantic
-12.4%
12.7%
South Atlantic
-28.3%
19.8%
West South Central
-0.3%
7.3%
East South Central
-8.4%
3.4%
AK -2.4% 0.2%
HI -17.0% 0.8%
WA -25.7% 3.5%
OR -25.4% 1.7%
CA -42.2% 19.0%
NV -55.8% 1.0%
ID -24.5% 0.5%
MT -7.9% 0.3%
WY -3.0% 0.2%
UT -19.0% 1.0%
CO -6.7% 2.6%
AZ -42.5% 2.4%
NM -16.0% 0.6%
ND 0.0% 0.1%
SD 0.0% 0.2%
NE -4.9% 0.4%
KS -3.1% 0.5%
OK -0.5% 0.6%
TX -0.1% 5.3%
MN -19.4% 1.8%
IA -0.6% 0.7%
MO -11.8% 1.4%
AR -5.8% 0.5%
LA 0.0% 0.9%
WI -12.6% 1.8%
MI -28.7% 2.5%
IL -26.0% 4.2%
IN -5.3% 1.2%
OH -13.6% 2.2%
KY -3.3% 0.6%
TN -8.8% 1.3%
MS -10.7% 0.4%
AL -10.7% 1.0%
GA -27.3% 2.7%
FL -47.2% 6.0%
SC -13.5% 1.2%
NC -11.9% 2.5%
VA -19.2% 3.6%
WV -2.7% 0.2%
PA -6.6% 3.1%
NY -11.4% 5.6%
VT -9.5% 0.2%
NH -22.5% 0.5%
ME -13.4% 0.3%
MA -18.3% 3.1%
RI -32.3% 0.4%
CT -21.4% 1.4%
NJ -26.2% 4.0%
DE -19.9% 0.4%
DC 0.0% 0.4%
MD -27.7% 2.8%
State Growth Rate
Below -30%
-30% to -15%
-15% to -5%
-5% to 0%
0% and above
State
Growth Rate
UPB %

Top %: State/Region Home Price Growth Rate percentage from applicable peak in that state/region through December 31, 2012.
Bottom %: Percent of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of December 31, 2012.

Note: Regional home price change percentages are a housing stock unit-weighted average of home price change percentages of states within each region.

*Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2013. Including subsequent data may lead to materially different results.

4

5 Credit Characteristics of Single-Family Business Acquisitions(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchased for our mortgage portfolio and single-family mortgage loans we guarantee into Fannie Mae MBS. Beginning with the third quarter of 2011, we prospectively report loans underlying long-term standby commitments in the period in which the commitment was established, rather than at the time of actual delivery. (2) The increase after 2009 is the result of HARP, which involves the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%. (3) Refi Plus and HARP started in April 2009. (4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative, which provides expanded refinance opportunities for eligible Fannie Mae borrowers and includes HARP. Acquisition Year 2012 2011 2010 2009 2008 2007 2006 2005 2004 Unpaid Principal Balance (billions) $832.2 $562.3 $595.0 $684.7 $557.2 $643.8 $515.8 $524.2 $568.8 Weighted Average Origination Note Rate 3.78% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63% Origination Loan-to-Value Ratio <= 60% 25.3% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1% >60% and <= 70% 14.4% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2% >70% and <= 80% 34.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1% >80% and <= 90% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2% >90% and <= 100% (2) 8.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3% > 100% (2) 8.3% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2% Weighted Average Origination Loan-to-Value Ratio 74.5% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4% Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 67.8% 66.6% 65.8% 65.8%      FICO Credit Scores (4) 0 to < 620 0.8% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6% >= 620 and < 660 2.2% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5% >=660 and < 700 7.2% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4% >=700 and < 740 15.6% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9% >=740 74.1% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2% Missing 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4% Weighted Average FICO Credit Score 761 762 762 761 738 716 716 719 715 Product Distribution Fixed-rate 96.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8% Adjustable-rate 3.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2% Alt-A (5) 0.8% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9% Subprime     0.3% 0.7% 0.7% 0.0%  Interest Only 0.3% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0% Negative Amortizing     0.0% 0.3% 3.1% 3.2% 1.9% Investor 7.2% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4% Condo/Co-op 9.1% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8% Refinance 79.4% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3% Total Refi Plus Initiative (3) 24.5% 24.3% 23.4% 10.6%      HARP 15.6% 9.9% 9.8% 4.1%      Origination Loan-to-Value Ratio: >80% and <=105% 57.2% 88.1% 94.4% 99.1%      >105% and <=125% 22.1% 11.9% 5.6% 0.9%      >125% 20.7%         HARP Weighted Average Origination Loan-to-Value Ratio 111.0% 94.3% 92.2% 90.7%     

FannieMae

Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus Initiative

	Acquisition Year							
	HARP [1]				Other Refi Plus [1]			
	2012	2011	2010	2009	2012	2011	2010	2009
Unpaid Principal Balance (billions)	$129.9	$55.6	$59.0	$27.9	$73.8	$81.2	$80.5	$44.7
Weighted Average Origination Note Rate	4.14%	4.78%	5.00%	5.05%	3.89%	4.44%	4.68%	4.85%
Origination Loan-to-Value Ratio								
<= 80%	—	—	—	—	100.00%	100.00%	100.00%	100.00%
>80% and <= 105%	57.2%	88.1%	94.4%	99.1%	—	—	—	—
>105% and <= 125%	22.1%	11.9%	5.6%	0.9%	—	—	—	—
>125%	20.7%	—	—	—	—	—	—	—
Weighted Average Origination Loan-to-Value Ratio	111.0%	94.3%	92.2%	90.7%	61.1%	60.2%	62.3%	63.3%
FICO Credit Scores [2]								
0 to < 620	3.7%	2.1%	2.0%	1.2%	2.9%	1.7%	1.4%	0.8%
>= 620 and < 660	6.0%	3.8%	3.6%	2.5%	4.2%	2.8%	2.4%	1.7%
>=660 and < 700	13.4%	11.6%	11.6%	9.6%	9.8%	8.8%	8.0%	6.7%
>=700 and < 740	20.3%	21.0%	21.4%	22.3%	16.2%	16.7%	15.9%	16.3%
>=740	56.6%	61.5%	61.2%	64.4%	66.9%	70.0%	72.3%	74.5%
Weighted Average FICO Credit Score	738	746	746	749	753	758	760	762
Product Distribution								
Fixed-rate	99.3%	96.8%	97.2%	97.9%	98.9%	97.6%	97.3%	98.1%
Adjustable-rate	0.7%	3.2%	2.8%	2.1%	1.1%	2.4%	2.7%	1.9%
Owner Occupied	85.7%	86.3%	91.1%	95.2%	87.2%	89.2%	91.8%	93.5%
Second/Vacation Home	2.8%	3.6%	3.5%	3.3%	3.2%	3.6%	3.5%	4.2%
Investor	11.5%	10.1%	5.4%	1.6%	9.6%	7.3%	4.7%	2.3%
Condo/Co-op	10.9%	10.5%	10.1%	8.3%	7.6%	5.8%	6.0%	6.8%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi-Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

6

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features

	Categories Not Mutually Exclusive [1]									
As of December 31, 2012	Negative Amortizing Loans	Interest Only Loans	Loans with FICO < 620[3]	Loans with FICO ≥ 620 and < 660[3]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%[3]	Alt-A Loans	Subprime Loans	Sub-total of Key Product Features[1]	Overall Book
Unpaid Principal Balance (billions) [2]	$7.6	$103.4	$79.5	$166.5	$354.2	$19.4	$155.5	$5.0	$724.7	$2,757.2
Share of Single-Family Conventional Guaranty Book	0.3%	3.7%	2.9%	6.0%	12.8%	0.7%	5.6%	0.2%	26.3%	100.0%
Average Unpaid Principal Balance [2]	$105,071	$237,649	$119,373	$131,231	$166,546	$123,985	$155,094	$144,785	$153,689	$157,512
Serious Delinquency Rate	6.40%	14.30%	12.14%	9.22%	5.44%	14.76%	11.36%	20.60%	7.85%	3.29%
Origination Years 2005-2008	54.5%	80.3%	54.6%	49.4%	25.0%	51.1%	67.1%	85.4%	42.6%	21.7%
Weighted Average Origination Loan-to-Value Ratio	70.5%	74.4%	78.4%	78.0%	103.2%	102.5%	74.7%	77.0%	86.8%	73.0%
Origination Loan-to-Value Ratio > 90%	0.3%	8.3%	24.4%	21.5%	100.0%	100.0%	9.1%	6.6%	48.9%	12.8%
Weighted Average Mark-to-Market Loan-to-Value Ratio	89.5%	109.7%	88.3%	87.2%	106.5%	112.6%	95.7%	106.6%	96.4%	75.0%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	14.9%	26.0%	17.6%	16.2%	28.8%	32.3%	19.8%	23.7%	22.2%	8.3%
Mark-to-Market Loan-to-Value Ratio > 125%	27.5%	30.2%	12.9%	12.7%	16.8%	25.8%	20.0%	26.0%	15.2%	5.3%
Weighted Average FICO [3]	707	725	586	642	724	588	715	619	699	742
FICO < 620 [3]	6.7%	1.5%	100.0%	—	5.5%	100.0%	1.3%	50.7%	11.0%	2.9%
Fixed-rate	2.2%	27.9%	80.0%	82.4%	91.8%	81.0%	65.6%	64.0%	79.3%	90.1%
Primary Residence	68.5%	85.1%	96.2%	93.7%	92.9%	97.5%	77.4%	96.9%	89.7%	88.8%
Condo/Co-op	13.1%	15.8%	4.7%	6.4%	10.3%	5.7%	10.2%	4.1%	9.5%	9.4%
Credit Enhanced [4]	54.4%	15.3%	27.0%	24.7%	60.0%	73.4%	14.8%	56.9%	34.9%	14.1%
% of 2007 Credit Losses [5]	0.9%	15.0%	18.8%	21.9%	17.4%	6.4%	27.8%	1.0%	72.3%	100.0%
% of 2008 Credit Losses [5]	2.9%	34.2%	11.8%	17.4%	21.3%	5.4%	45.6%	2.0%	81.3%	100.0%
% of 2009 Credit Losses [5]	2.0%	32.6%	8.8%	15.5%	19.2%	3.4%	39.6%	1.5%	75.0%	100.0%
% of 2010 Credit Losses [5]	1.9%	28.6%	8.0%	15.1%	15.9%	2.7%	33.2%	1.1%	68.4%	100.0%
% of 2011 Credit Losses [5]	1.2%	25.8%	7.9%	14.7%	14.0%	2.2%	27.3%	0.6%	63.4%	100.0%
% of 2012 Credit Losses [5]	0.5%	21.8%	7.8%	14.2%	16.8%	2.3%	23.7%	1.1%	61.2%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2012.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Form 10-K.

7

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

As of December 31, 2012	Overall Book	Origination Year 2012	2011	2010	2009	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) (1)	$2,757.2	$717.7	$405.9	$375.5	$300.8	$124.7	$195.3	$138.0	$139.2	$360.0
Share of Single-Family Conventional Guaranty Book	100.0%	26.0%	14.7%	13.6%	10.9%	4.5%	7.1%	5.0%	5.0%	13.1%
Average Unpaid Principal Balance (1)	$157,512	$207,941	$185,520	$184,553	$177,580	$161,753	$167,726	$152,542	$136,803	$84,144
Serious Delinquency Rate	3.29%	0.04%	0.22%	0.48%	0.88%	6.63%	12.99%	12.15%	7.79%	3.61%
Weighted Average Origination Loan-to-Value Ratio	73.0%	75.5%	70.9%	70.6%	69.3%	75.0%	78.4%	75.4%	73.4%	71.2%
Origination Loan-to-Value Ratio > 90% (2)	12.8%	18.0%	11.8%	9.4%	5.9%	13.0%	21.1%	12.7%	9.7%	9.9%
Weighted Average Mark-to-Market Loan-to-Value Ratio	75.0%	73.6%	67.4%	68.7%	70.4%	88.0%	106.9%	105.1%	89.8%	58.2%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	8.3%	5.2%	2.6%	3.6%	4.5%	21.4%	27.0%	23.6%	18.2%	4.6%
Mark-to-Market Loan-to-Value Ratio > 125%	5.3%	3.4%	0.1%	0.3%	0.3%	7.9%	24.9%	25.1%	13.6%	2.0%
Weighted Average FICO (3)	742	760	759	759	756	723	699	702	711	712
FICO < 620 (3)	2.9%	0.9%	0.6%	0.6%	0.6%	4.4%	9.7%	7.8%	5.9%	6.5%
Interest Only	3.7%	0.3%	0.6%	1.0%	1.0%	6.8%	16.7%	18.5%	11.8%	2.4%
Negative Amortizing	0.3%	—	—	—	—	—	0.1%	1.3%	1.5%	1.0%
Fixed-rate	90.1%	97.0%	93.9%	94.9%	97.1%	82.7%	73.6%	72.1%	74.7%	85.3%
Primary Residence	88.8%	88.8%	87.6%	89.8%	91.1%	86.4%	88.3%	86.4%	86.5%	90.1%
Condo/Co-op	9.4%	9.1%	9.0%	8.8%	9.2%	12.1%	10.9%	11.5%	11.0%	8.0%
Credit Enhanced (4)	14.1%	14.4%	10.6%	7.7%	7.4%	27.5%	31.4%	21.0%	16.2%	12.0%
% of 2007 Credit Losses (5)	100.0%	—	—	—	—	—	1.9%	21.3%	23.6%	53.2%
% of 2008 Credit Losses (5)	100.0%	—	—	—	—	0.5%	27.9%	34.9%	19.3%	17.3%
% of 2009 Credit Losses (5)	100.0%	—	—	—	—	4.8%	36.0%	30.9%	16.4%	11.9%
% of 2010 Credit Losses (5)	100.0%	—	—	—	0.4%	7.0%	35.8%	29.2%	15.9%	11.7%
% of 2011 Credit Losses (5)	100.0%	—	—	0.7%	1.6%	5.7%	30.3%	27.7%	19.2%	14.8%
% of 2012 Credit Losses (5)	100.0%	0.1%	0.6%	1.9%	2.5%	7.7%	31.5%	26.3%	16.3%	13.1%
Cumulative Default Rate (6)	—	0.0%	0.1%	0.2%	0.4%	3.4%	11.1%	10.3%	6.2%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2012.

(2) The increase after 2009 is the result of HARP loans, which we began acquiring in April 2009, and which involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Form 10-K.

(6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2002 to 2004 cumulative default rates, refer to slide 16.

8

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State

As of December 31, 2012	Overall Book	AZ	CA	FL	NV	Select Midwest States [1]
Unpaid Principal Balance (billions) [2]	$2,757.2	$65.3	$523.6	$165.4	$27.2	$278.5
Share of Single-Family Conventional Guaranty Book	100.0%	2.4%	19.0%	6.0%	1.0%	10.1%
Average Unpaid Principal Balance [2]	$157,512	$148,075	$222,360	$138,309	$155,971	$122,927
Serious Delinquency Rate	3.29%	2.14%	1.69%	10.06%	6.70%	3.51%
Origination Years 2005-2008	21.7%	28.8%	17.5%	41.1%	37.0%	20.5%
Weighted Average Origination Loan-to-Value Ratio	73.0%	80.9%	67.4%	77.7%	83.7%	77.0%
Origination Loan-to-Value Ratio > 90%	12.8%	21.6%	8.3%	17.1%	20.4%	17.4%
Weighted Average Mark-to-Market Loan-to-Value Ratio	75.0%	87.7%	72.9%	96.2%	116.7%	81.4%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	8.3%	16.2%	7.8%	15.8%	14.0%	12.4%
Mark-to-Market Loan-to-Value Ratio >125%	5.3%	14.5%	7.5%	23.4%	39.1%	6.4%
Weighted Average FICO [3]	742	743	751	728	737	737
FICO < 620 [3]	2.9%	2.4%	1.6%	4.6%	2.5%	3.8%
Interest Only	3.7%	7.1%	5.4%	7.4%	11.0%	2.4%
Negative Amortizing	0.3%	0.3%	0.8%	0.7%	0.9%	0.1%
Fixed-rate	90.1%	85.8%	87.9%	84.1%	79.5%	89.8%
Primary Residence	88.8%	79.9%	86.0%	81.9%	76.9%	92.9%
Condo/Co-op	9.4%	4.3%	12.2%	13.6%	5.6%	11.1%
Credit Enhanced [4]	14.1%	13.6%	6.5%	14.4%	13.4%	17.8%
% of 2007 Credit Losses [5]	100.0%	1.8%	7.2%	4.7%	1.2%	46.6%
% of 2008 Credit Losses [5]	100.0%	8.0%	25.2%	10.9%	4.9%	21.1%
% of 2009 Credit Losses [5]	100.0%	10.8%	24.4%	15.5%	6.5%	14.8%
% of 2010 Credit Losses [5]	100.0%	10.0%	22.6%	17.5%	6.1%	13.6%
% of 2011 Credit Losses [5]	100.0%	11.7%	27.0%	11.0%	7.9%	12.0%
% of 2012 Credit Losses [5]	100.0%	6.3%	18.4%	21.4%	4.8%	18.7%

(1) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2012.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Form 10-K.

9

FannieMae

Credit Characteristics Single-Family Conventional Guaranty Book of Business of Alt-A by Origination Year

As of December 31, 2012	Alt-A (1)	2012 (2)	2011 (2)	2010 (2)	2009 (2)	2008	2007	2006	2005	2004 and Earlier
Unpaid principal balance (billions) (3)	$155.5	$6.5	$6.6	$3.7	$1.3	$3.5	$35.9	$38.2	$26.7	$33.0
Share of Alt-A	100.0%	4.2%	4.3%	2.4%	0.8%	2.3%	23.1%	24.6%	17.2%	21.2%
Weighted Average Origination Loan-to-Value Ratio	74.7%	99.1%	74.5%	79.5%	75.8%	68.6%	75.1%	74.3%	73.0%	71.5%
Origination Loan-to-Value Ratio > 90% (4)	9.1%	53.7%	25.3%	29.2%	21.6%	2.6%	8.5%	4.9%	3.4%	5.1%
Weighted Average Mark-to-Market Loan-to-Value Ratio	95.7%	96.8%	71.8%	80.2%	79.6%	85.0%	111.3%	111.6%	98.4%	66.1%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125%	19.8%	20.7%	10.3%	14.5%	15.6%	18.5%	26.6%	24.9%	21.5%	7.5%
Mark-to-Market Loan-to-Value Ratio > 125%	20.0%	19.4%	0.5%	0.7%	1.3%	8.0%	30.0%	31.2%	20.3%	4.0%
Weighted Average FICO (5)	715	721	742	732	733	722	708	710	720	716
FICO < 620 (5)	1.3%	7.4%	2.9%	3.4%	3.9%	0.3%	0.6%	0.6%	0.5%	1.6%
Adjustable-rate	34.4%	0.8%	2.6%	4.3%	3.7%	24.6%	37.0%	41.6%	46.7%	32.0%
Interest Only	26.6%	—	—	—	0.1%	7.4%	37.4%	38.0%	30.8%	15.0%
Negative Amortizing	2.6%	—	—	—	—	—	—	3.9%	6.1%	2.5%
Investor	18.2%	28.8%	24.2%	12.3%	5.4%	18.6%	18.5%	16.3%	19.6%	16.6%
Condo/Co-op	10.2%	10.9%	7.2%	9.3%	8.8%	6.7%	8.9%	10.9%	12.8%	9.8%
California	20.9%	24.1%	26.1%	19.1%	14.9%	20.0%	20.8%	18.3%	19.6%	23.8%
Florida	11.7%	10.9%	4.0%	3.5%	3.4%	9.7%	13.1%	13.9%	13.6%	9.3%
Credit Enhanced (6)	14.8%	7.8%	2.2%	2.3%	1.5%	13.9%	16.4%	15.0%	14.3%	19.2%
Serious Delinquency Rate at 12/31/11	12.43%	—	0.21%	2.11%	4.25%	10.70%	18.46%	17.55%	12.19%	6.65%
Serious Delinquency Rate at 12/31/12	11.36%	0.21%	1.05%	3.30%	4.89%	10.71%	17.41%	16.59%	11.76%	6.74%
% of 2007 Credit Losses (7)	27.8%	—	—	—	—	—	0.7%	9.8%	9.7%	7.7%
% of 2008 Credit Losses (7)	45.6%	—	—	—	—	0.0%	12.4%	20.1%	9.7%	3.4%
% of 2009 Credit Losses (7)	39.6%	—	—	—	—	0.4%	13.4%	15.8%	7.3%	2.6%
% of 2010 Credit Losses (7)	33.2%	—	—	0.0%	0.0%	0.5%	11.8%	12.8%	5.7%	2.3%
% of 2011 Credit Losses (7)	27.3%	—	—	0.1%	0.1%	0.3%	8.5%	10.1%	5.9%	2.5%
% of 2012 Credit Losses (7)	23.7%	0.0%	0.0%	0.1%	0.1%	0.3%	7.9%	8.9%	4.3%	1.9%
Cumulative Default Rate (8)	—	0.0%	0.2%	1.9%	3.0%	8.8%	20.3%	18.9%	12.1%	—

(1) In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if and only if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria.

(2) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

(3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2012.

(4) The increase after 2008 is the result of our Refi Plus loans, which we began acquiring in April 2009 and which involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(5) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At December 31, 2012, 9.4% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 4.2% had only pool insurance (which is generally subject to a deductible), 0.8% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse.

(7) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Form 10-K.

(8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

10

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business under the Refi Plus Initiative

As of December 31, 2012	Origination Year: HARP [1] 2012	HARP [1] 2011	HARP [1] 2010	HARP [1] 2009	Other Refi Plus [1] 2012	Other Refi Plus [1] 2011	Other Refi Plus [1] 2010	Other Refi Plus [1] 2009
Unpaid Principal Balance (billions)	$119.8	$51.3	$50.1	$24.2	$64.1	$64.8	$56.1	$25.8
Share of Single-Family Conventional Guaranty Book	4.3%	1.9%	1.8%	0.9%	2.3%	2.4%	2.0%	0.9%
Average Unpaid Principal Balance	$199,811	$209,065	$222,464	$229,861	$149,657	$155,043	$166,759	$170,607
Share of Total Refinances	6.0%	2.6%	2.5%	1.2%	3.2%	3.3%	2.8%	1.3%
Weighted Average Origination Loan-to-Value Ratio	112.2%	94.7%	92.8%	91.3%	61.2%	60.5%	62.8%	64.8%
Origination Loan-to-Value Ratio > 90%	77.5%	57.8%	52.5%	47.8%	—	—	—	—
Weighted Average Mark-to-Market Loan-to-Value Ratio	108.9%	91.3%	93.2%	95.9%	59.5%	57.3%	60.7%	65.3%
Weighted Average FICO [2]	738	745	744	746	751	756	757	755
FICO < 620 [2]	3.8%	2.2%	2.1%	1.5%	3.1%	1.9%	1.6%	1.4%
Fixed-rate	99.4%	97.0%	97.4%	97.7%	99.0%	97.6%	97.5%	98.0%
Primary Residence	85.4%	86.1%	90.5%	94.6%	86.9%	88.4%	90.8%	92.2%
Second/Vacation Home	2.8%	3.5%	3.5%	3.2%	3.2%	3.6%	3.6%	4.6%
Investor	11.8%	10.5%	6.1%	2.1%	9.9%	8.0%	5.6%	3.2%
Condo/Co-op	11.0%	10.5%	10.1%	8.5%	7.8%	5.9%	6.2%	7.4%
Serious Delinquency Rate								
Overall Serious Delinquency Rate	0.13%	0.99%	2.02%	3.02%	0.04%	0.24%	0.53%	0.98%
Serious Delinquency Rate by MTMLTV Ratio:								
<=80%	0.08%	0.28%	0.44%	0.58%	0.04%	0.22%	0.42%	0.70%
80% and <=105%	0.10%	0.98%	1.77%	2.44%	0.18%	1.21%	1.93%	2.41%
105% and <=125%	0.15%	2.01%	4.35%	5.80%	—	3.57%	4.61%	3.86%
>125%	0.21%	2.94%	6.62%	8.89%	—	10.00%	6.90%	7.29%
Mark-to-Market Loan-to-Value Ratio								
<=80%	4.1%	14.4%	10.9%	7.7%	98.8%	97.6%	91.1%	80.1%
80% and <=105%	53.7%	73.2%	74.1%	71.8%	1.2%	2.4%	8.8%	19.6%
105% and <=125%	21.8%	11.5%	13.3%	18.4%	0.0%	0.0%	0.0%	0.3%
>125%	20.4%	0.9%	1.7%	2.2%	—	0.0%	0.0%	0.1%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

11

12 Serious Delinquency Rates of Single-Family Conventional Guaranty Book of Business(1) by State and Region (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (3) For information on which states are included in each region, refer to footnote 9 to Table 41 in Fannie Mae’s 2012 Form 10-K. 0% 1% 2% 3% 4% 5% 6% 7% 8% 2012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q12009 Q4 Serious Delinquency Rate by Region (3) Midwest Northeast Southeast Southwest West 0% 2% 4% 6% 8% 10% 12% 14% 16% 2012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q12009 Q4 Serious Delinquency Rate by States AZ CA FL NV Select Midwest States All (2)

13 Single-Family Completed Workouts by Type  Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration’s Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications.  Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.  Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.  Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.  In a short sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. 82,684 77,748 65,239 69,258 63,228 0 25,000 50,000 75,000 100,000 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 Nu mb er o f Lo an s Modifications Repayment Plans and Forbearances Completed Short Sales and Deeds-in-Lieu

14 Single-Family Loan Modifications by Monthly Payment Change and Type Change in Monthly Principal and Interest Payment of Modified Single-Family Loans(1)(2) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. (2) Represents the change in the monthly principal and interest payment at the effective date of the modification. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan. Modification Type of Single-Family Loans(1)(2) 0% 20% 40% 60% 80% 100% Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Decrease of greater than 30% of Principal and Interest Payment Decrease of greater than 20% but less than or equal to 30% of Principal and Interest Payment Decrease of ess than or equal to 20% of Principal and Interest Payment No Change in Principal and Interest Payment Increase in Principal and Interest Payment 0% 20% 40% 60% 80% 100% Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Capitalization of Missed Payments and Other Extend Term, Reduce Rate and Forbear Principal Extend Term and Reduce Rate Extend Term Only Reduce Rate Only

15 Re-performance Rates of Modified Single-Family Loans(1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 3 Months post modification 80% 79% 78% 81% 84% 84% 83% 84% 85% 84% 84% 6 months post modification 71% 73% 75% 77% 78% 79% 79% 79% 78% 77% n/a 9 months post modification 65% 71% 73% 72% 75% 77% 76% 74% 73% n/a n/a 12 Months post modification 65% 70% 70% 69% 74% 75% 72% 71% n/a n/a n/a 15 months post modification 63% 66% 67% 68% 73% 72% 70% n/a n/a n/a n/a 18 Months post modification 60% 65% 67% 68% 71% 71% n/a n/a n/a n/a n/a 21 Months post modification 59% 65% 67% 66% 70% n/a n/a n/a n/a n/a n/a 24 Months post modification 60% 65% 65% 65% n/a n/a n/a n/a n/a n/a n/a % Current or Paid Off

16 Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2012 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 20022003 2004 2005 2006 2007 2008 2009201020112012 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive De fau lt R ate Time Since Beginning of Origination Year 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

FannieMae

Single-Family Real Estate Owned (REO) in Selected States

State	Average Days From Last Paid Installment to Foreclosure For Full Year 2012 (2) (3) (4)	REO Acquisitions and Dispositions (Number of Properties)						REO Inventory as of December 31, 2012	REO Inventory as of December 31, 2011
		2012	2011	2010	2009	2008	2007		
Beginning Balance	N/A	118,528	162,489	86,155	63,538	33,729	25,125	N/A	N/A
Arizona	394	8,133	16,172	20,691	12,854	5,532	751	3,497	4,385
California	516	14,980	27,589	34,051	19,565	10,624	1,681	8,909	14,147
Florida	1,062	23,586	13,748	29,628	13,282	6,159	1,714	13,838	8,677
Nevada	612	3,014	8,406	9,418	6,075	2,906	530	1,379	2,833
Select Midwest States (1)	688	40,070	33,777	45,411	28,464	23,668	16,678	29,148	29,614
All other States	574	84,696	100,004	122,879	65,377	45,763	27,767	48,895	58,872
Total Acquisitions	N/A	174,479	199,696	262,078	145,617	94,652	49,121	N/A	N/A
Total Dispositions	N/A	(187,341)	(243,657)	(185,744)	(123,000)	(64,843)	(40,517)	N/A	N/A
Ending Inventory	N/A	105,666	118,528	162,489	86,155	63,538	33,729	N/A	N/A

(1) Select Midwest States are Illinois, Indiana, Michigan, and Ohio.
(2) Measured from the last monthly period for which the borrowers fully paid their mortgages to when the related properties were added to our REO inventory for foreclosures completed during full year 2012.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 327, 325, 407, 479, 529, and 655 in each of the years 2007 through 2012, respectively.
(4) Home Equity Conversion Mortgage (HECMs) excluded from calculation.

17

18 Single-Family Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans(1) Net Sales Proceeds/UPB Trends on Direct Sale Dispositions(1) Top 10 States (Based on 2012 Volume of REO Properties Sold) (1) Calculated as the sum of sale proceeds received on REO properties that have been sold to a third party, excluding properties repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, and properties sold through the FHFA Rental Pilot, divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net Sales Price represents the contract sale price less selling costs for the property and adjusted for other charges/credits paid by or due to the seller at closing. Note: Properties disposed of in the third and fourth quarters of 2012 through structured rental transactions have been excluded from the Net/Gross Proceeds to UPB calculations. 62% 59% 60% 62% 61% 64% 62% 61% 59% 60% 60% 61% 62% 65% 67% 68% 55% 52% 53% 55% 55% 57% 56% 54% 53% 54% 54% 55% 56% 59% 61% 62% 50% 55% 60% 65% 70% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 2012 Gross Sales/ UPB Net Sales/ UPB Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CA 51.7% 47.8% 49.3% 52.9% 53.7% 56.2% 55.9% 53.3% 53.1% 53.5% 53.1% 54.7% 55.4% 58.8% 63.2% 67.6% FL 45.6% 41.6% 41.3% 42.6% 41.8% 43.2% 42.0% 41.7% 41.3% 43.8% 44.7% 46.3% 47.6% 51.0% 53.3% 55.8% MI 41.6% 41.9% 42.0% 4.8% 41.2% 4.5% 43.3% 44.5% 41.6% 42.6% 44.0% 45.1% 46.3% 49.2% 51.8% 51.9% GA 53.3% 52.6% 54.4% 57.3% 56.0% 58.8% 56.7% 54.9% 54.3% 54.9% 53.7% 54.0% 54.2% 57.3% 60.0% 63.2% IL 52.2% 47.9% 44. % 42.9% 43.9% 45.8% 41.4% 39.3% 39.2% 43.3% 42.2% 42.0% 41.1% 44.3% 45.9% 47.7% OH 46.2% 50.4% 51.8% 50.8% 49.0% 52.9% 47.5% 49.6% 45.2% 49.3% 47.2% 47.1% 46.3% 49.9% 53.7% 52.5% AZ 51.5% 47.8% 50.1% 52.1% 50.6% 52.1% 51.0% 46.2% 45.0% 47.0% 48.6% 51.7% 54.5% 60.9% 65.3% 67.5% TX 71.6% 70.3% 72.7% 73.8% 75.5% 77.9% 74.7% 71.4% 73.8% 74.2% 74.4% 73.5% 76.2% 78.9% 78.2% 79.8% NC 68.0% 67.0% 71.9% 72.9% 69.8% 71.5% 66.1% 65.9% 66.1% 67.5% 64.6% 65.6% 66.1% 68.2% 68.6% 71.0% IN 48.5% 49.5% 51.7% 53.1% 48.0% 53.5% 50.0% 51.6% 52.0% 56.2% 54.8% 53.5% 53.1% 56.5% 57.6% 57.3% Top 10 51.2% 48.5% 49.5% 51.6% 50.9% 53.5% 52.0% 50.9% 49.4% 51.1% 51.4% 52.8% 53.3% 56.4% 59.0% 60.8% All Others 62.0% 60.3% 61.1% 62.4% 62.1% 64.0% 61.8% 59.5% 58.9% 59.6% 58.5% 59.2% 60.5% 63.4% 64.6% 65.0% Total 55.1% 52.4% 53.4% 55.3% 55.0% 57.3% 55.6% 54.1% 52.8% 54.1% 54.0% 55.4% 56.3% 59.2% 61.1% 62.3% 2011 20122009 2010

FannieMae

Multifamily Credit Profile by Loan Attributes

As of December 31, 2012	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [1]	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [2]	38,881	$204.1	100%	0.24%	100%	100%	100%
Credit Enhanced Loans:							
Credit Enhanced	34,939	$184.2	90%	0.22%	73%	83%	68%
Non-Credit Enhanced	3,942	$20.0	10%	0.42%	27%	17%	32%
Origination loan-to-value ratio: [3]							
Less than or equal to 70%	25,037	$114.6	56%	0.10%	14%	18%	8%
Greater than 70% and less than or equal to 80%	11,125	$82.0	40%	0.43%	71%	70%	89%
Greater than 80%	2,719	$7.5	4%	0.36%	15%	12%	3%
Delegated Underwriting and Servicing (DUS ®) Loans: [4]							
DUS ® - Small Balance Loans [5]	8,568	$16.4	8%	0.32%	7%	9%	7%
DUS ® - Non Small Balance Loans	12,100	$154.5	76%	0.17%	71%	72%	61%
DUS ® - Total	**20,668**	**$170.9**	**84%**	**0.18%**	**78%**	**81%**	**68%**
Non-DUS - Small Balance Loans [5]	17,130	$14.0	7%	1.02%	16%	12%	10%
Non-DUS - Non Small Balance Loans	1,083	$19.2	9%	0.21%	6%	7%	22%
Non-DUS - Total	**18,213**	**$33.3**	**16%**	**0.55%**	**22%**	**19%**	**32%**
Maturity Dates:							
Loans maturing in 2013	2,215	$12.5	6%	0.27%	2%	7%	10%
Loans maturing in 2014	2,286	$14.3	7%	0.31%	12%	5%	11%
Loans maturing in 2015	2,960	$15.2	7%	0.29%	8%	6%	4%
Loans maturing in 2016	2,952	$15.4	8%	0.47%	12%	8%	14%
Loans maturing in 2017	4,108	$21.7	11%	0.34%	—	—	—
Other maturities	24,360	$125.1	61%	0.18%	67%	75%	60%
Loan Size Distribution:							
Less than or equal to $750K	10,555	$3.2	2%	0.99%	5%	5%	2%
Greater than $750K and less than or equal to $3M	13,767	$20.5	10%	0.74%	17%	16%	16%
Greater than $3M and less than or equal to $5M	4,798	$17.5	9%	0.29%	12%	11%	17%
Greater than $5M and less than or equal to $25M	8,510	$86.9	43%	0.30%	55%	50%	48%
Greater than $25M	1,251	$76.0	37%	—	11%	18%	17%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(3) Weighted Average Origination loan-to-value ratio is 66% as of December 31, 2012.
(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(5) Multifamily loans under $3 million and up to $5 million in high cost of living areas.

19

20 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously charged-off amounts. (3) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Year1 Year2 Year3 Year4 Year5 Year6 Year7 Year8 Cu m ula tiv e De fa ult R at e 2005 2006 2007 2008 2009 2010 2011 2012 2005 2007 2008 2006 2012 2011 2005 2006 2007 2008 2009 2011 20102012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year1 Year2 Year3 Year4 Year5 Year6 Year7 Year8 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 As of December 31, 2012 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) % of 2012 Multifamily Credit Losses (2) % of 2011 Multifamily Credit Losses % of 2010 Multifamily Credit Losses Total Multifamily Gu ranty Book of Business (3) $204.1 100% 0.24% 226 100% 100% 100% By Acquisition Year: 2012 $33.8 17%      2011 $23.6 12% 0.01% 1 0%   2010 $16.9 8%   0%   2009 $17.1 8% 0.26% 6 7% 6% 2% 2008 $27.0 13% 0.36% 66 23% 31% 17% 2007 $34.0 17% 0.46% 82 48% 33% 38% 2006 $15.6 8% 0.51% 18 10% 7% 17% 2005 $12.8 6% 0.17% 13 17% 3% 2% Prior to 2005 $23.3 11% 0.41% 40 -4% 20% 25%

FannieMae

Multifamily Credit Profile

As of December 31, 2012	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [(1)]	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [(2)]	$204.1	100%	0.24%	100%	100%	100%
Region: [(3)]						
Midwest	$17.1	8%	0.43%	15%	23%	10%
Northeast	$43.5	21%	0.32%	10%	3%	5%
Southeast	$42.4	21%	0.26%	53%	42%	40%
Southwest	$36.0	18%	0.20%	8%	26%	40%
Western	$65.1	32%	0.15%	14%	6%	6%
Top Five States by UPB:						
California	$50.9	25%	0.07%	1%	1%	2%
New York	$25.8	13%	0.18%	3%	0%	1%
Texas	$18.0	9%	0.19%	2%	19%	12%
Florida	$10.4	5%	0.41%	36%	10%	13%
Virginia	$7.9	4%	0.10%	0%	0%	0%
Asset Class: [(4)]						
Conventional/Co-op	$181.5	89%	0.27%	94%	96%	99%
Seniors Housing	$14.4	7%	0.09%	—	—	—
Manufactured Housing	$5.3	3%	0.01%	3%	0%	0%
Student Housing	$2.9	1%	0.03%	3%	4%	1%
Targeted Affordable Segment:						
Privately Owned with Subsidy [(5)]	$28.9	14%	0.16%	3%	14%	6%
DUS & Non-DUS Lenders/Servicers:						
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$77.0	38%	0.19%	21%	29%	45%
DUS: Non-Bank Financial Institution	$112.9	55%	0.24%	70%	68%	50%
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$12.9	6%	0.61%	6%	1%	4%
Non-DUS: Non-Bank Financial Institution	$1.2	1%	0.14%	2%	1%	1%
Non-DUS: Public Agency/Non Profit	$0.2	0%	—	0%	0%	0%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(3) For information on which states are included in each region, refer to Fannie Mae's 2012 Form 10-K.
(4) Asset Class Definitions: Conventional/Co-Op Housing: Privately owned multifamily properties or multifamily properties in which the residents collectively own the property through their shares in the cooperative corporation. Seniors Housing: Multifamily rental properties for senior citizens. Manufactured Housing: A residential real estate development consisting of housing sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure. Student Housing: Multifamily rental properties in which 80% or more of the units are leased to undergraduate and/or graduate students.
(5) The Multifamily Affordable Business Channel focuses on financing properties which are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

21

22 Example: UPB in NY is $25.8B and 2012 Credit Losses are $7M Numbers: Represent 2012 credit losses for each state which total $257M as of December 31, 2012. States with no numbers had less than $500K in credit related income in 2012. Shading: Represent Unpaid Principal Balance (UPB) for each state which total $204.1B as of December 31, 2012. (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) Negative values are the result of recoveries on previously charged-off amounts. Portfolio UPB(1) Concentration by State as of 12/31/2012 Multifamily 2012 Credit Losses(1) by State ($ Millions)